UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona		85705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (520) 615-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2024, Mayra Chimienti, Chief Operating Officer of Mister Car Wash, Inc. (“Mister” or the “Company”), resigned from her position with the Company. Ms. Chimienti is expected to remain employed with, and provide transition services to, the Company through December 31, 2024 (the “Separation Date”).

In connection with Ms. Chimienti’s decision to resign from her role as Chief Operating Officer, she and the Company entered into a Transition and Severance Agreement (the “Transition Agreement”) to govern Ms. Chimienti’s employment with the Company from June 22, 2024 through the Separation Date (the “Transition Period”). The Transition Agreement provides that during the Transition Period (1) Ms. Chimienti’s annual base salary, health and other insurance benefits remain unchanged; (2) Ms. Chimienti will be eligible to earn an annual cash performance bonus under the MCW Executive Bonus Program for the 2024 fiscal year payable pursuant to the terms of that program; (3) continue to receive health and other insurance benefits until the Separation Date. Additionally, the Ms. Chimienti’s outstanding equity grants, that are scheduled to vest during fiscal year 2025, will be accelerated to December 31, 2024. Following the Transition Period, the Transition Agreement provides that from January 1, 2025 through December 31, 2025, Ms. Chimienti will receive: (1) monthly severance payments of $29,166.67 reduced by taxes and withholdings; and (2) continuation of healthcare benefits for a period of eighteen (18) months under provisions of COBRA beginning January 1, 2025. The Transition Agreement also includes customary provisions regarding confidentiality, non-disparagement, and release of claims.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Transition and Severance Agreement, dated June 24, 2024, by and between Mister Car Wash, Inc. and Mayra Chimienti

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTER CAR WASH, INC.

Date:	June 28, 2024	By:	/s/ Markus Hartmann
Markus Hartmann General Counsel